                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):     SEPTEMBER 1, 2005
                                                      --------------------------

                          WIRELESS TELECOM GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

               001-11916                                  22-582295
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       (Commission File Number)               (IRS Employer Identification No.)

              25 EASTMANS ROAD
           PARSIPPANY, NEW JERSEY                            07054
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (201) 261-8797
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective September 1, 2005, Cyrille Damany resigned his position as the Chief Executive Officer of Wireless Telecom Group, Inc. ("WTT") by mutual agreement with WTT's board of directors. In addition to resigning his position with WTT, Mr. Damany also resigned as Chief Executive Officer and as a member of the advisory board of Willtek Communications GmbH, a wholly owned subsidiary of
WTT.

         By unanimous vote of WTT's board of directors, effective September 1,
2005, Paul Genova, WTT's President and Chief Financial Officer, was appointed interim Chief Executive Officer of WTT. Also on September 1, 2005, WTT's board of directors formed an Executive Search Committee and will be selecting an executive search firm to help identify qualified candidates to lead WTT on a permanent basis. The Executive Search Committee intends to conduct a thorough search for a qualified successor.

         Mr. Damany joined WTT as Chief Executive Officer at the closing of
WTT's acquisition of Willtek effective July 1, 2005. He had been the Chief
Executive Officer and General Manager of Willtek since August 1997.

         Paul Genova, 49, has served as WTT's Chief Financial Officer since
September 2003 and since March 2004 has served as WTT's President. He served as a director of WTT from March 2004 to July 2005. From 1994 to February 2002, Mr.
Genova served as Chief Financial Officer of Wilson Logistics, Inc., a supply chain management and industrial services provider. From 1985 to 1994, Mr. Genova worked with Deloitte & Touche as a Senior Audit Manager.

         The foregoing is qualified in its entirety by reference to the press release of WTT dated September 1, 2005, a copy of which is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference in its entirety into this
Item 5.02.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

          (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

          (B)    PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

          (C)    EXHIBITS.

Exhibit No.         Description
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99.1                Press Release of Wireless Telecom Group, Inc., dated
                    September 1, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WIRELESS TELECOM GROUP, INC.

Date:  September 1, 2005             By:   /s/ Paul Genova
                                           --------------------------------
                                           Paul Genova
                                           Interim Chief Executive Officer,
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX
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Exhibit No.     Description
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99.1            Press Release of Wireless Telecom Group, Inc., dated
                September 1, 2005.